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                          GRANT OF SECURITY INTEREST IN
                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES


THIS GRANT OF SECURITY INTEREST IN PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES (herein the "Agreement") made as of this 29th day of March, 2001, by TWIN LABORATORIES INC., a Utah corporation with a principal place of business at 150 Motor Parkway, Hauppauge, New York 11788 (herein "TLI"), ADVANCED RESEARCH PRESS, INC., a New York corporation with a principal place of business at 150 Motor Parkway, Hauppauge, New York 11788 (herein "ARP"), CHANGES INTERNATIONAL, INC., a Florida corporation with a principal place of business at 150 Motor Parkway, Hauppauge, New York 11788 (herein "CII"), PR NUTRITION, INC., a California corporation with a principal place of business at 5825 Oberlin Drive, Suite 200, San Diego, California 92121 (herein "PR Nutrition"), HEALTH FACTORS INTERNATIONAL, INC., a Delaware corporation with a principal place of business at 429 South Siesta Lane, Tempe, Arizona 85281 (herein "HFI") and BRONSON LABORATORIES, INC., a Delaware corporation with a principal place of business at 150 Motor Parkway, Hauppauge, New York 11788 (herein "Bronson", and individually a "Company" and collectively with TLI, ARP, CII, PR Nutrition and HFI, the "Companies"), and The CIT Group/Business Credit, Inc., a New York corporation, with offices at 300 S. Grand Avenue, 3rd Floor, Los Angeles, CA 90071 (herein "Agent").


                               W I T N E S E T H:


WHEREAS, the Companies, the Lenders which are party thereto, and Agent, on behalf of the Lenders, are parties to a certain Financing Agreement of even date herewith, as the same may be amended from time to time (herein the "Financing Agreement"), which Financing Agreement provides (i) for Lenders to make certain loans, advances and extensions of credit, all to or for the account of the Companies and (ii) for the grant by each Company to Agent of a security interest in certain of such Company's assets, including, without limitation, its patents, patent applications and/or registrations, trademarks, trademark applications and/or registrations, tradenames, goodwill, copyrights, copyright applications and/or registrations, and licenses, all as more fully set forth therein;

NOW THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the Companies agree as follows:

1. Definitions. Capitalized terms used herein and defined in the Financing Agreement shall have the meanings set forth therein unless otherwise specifically defined herein.

2. Grant of Security Interest. To secure the payment of the "Obligations" (as defined in the Financing Agreement), each Company hereby grants to Agent, for the benefit of Lenders, a security interest, effective immediately, in all of such Company's right, title and interest in


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     and to all of the following described property, whether now owned or hereafter acquired (collectively herein the "Intellectual Property Collateral"):

     (i) Patents and patent applications and/or registrations together with the inventions and improvements described and claimed therein including, without limitation, the United States registered patents and applications, if any, listed on Schedule A, attached hereto and made a part hereof, and any and all reissues and renewals thereof and all income, royalties, damages and payments now and hereafter due and/or payable in connection therewith including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Patent Collateral");

     (ii) Trademarks, trademark registrations and/or applications and tradenames including, without limitation, the United States registered trademarks and applications, if any, listed on Schedule B attached hereto and made a part hereof, and any and all reissues and/or renewals thereof, and all income, royalties, damages and payments now and hereafter due and/or payable in connection therewith including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Trademark Collateral");

     (iii) Copyrights, copyright registrations and/or applications including, without limitation, the United States registered copyrights and applications, if any, listed on Schedule C attached hereto and made a part hereof, and any and all reissues and/or renewals thereof, and all income, royalties, damages and payments now and hereafter due and/or payable in connection therewith including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Copyright Collateral");

     (iv) Any license agreement in which such Company is or becomes licensed to use any patents, copyrights and/or trademarks owned by a third party (all of the foregoing are sometimes referred to herein individually and/or collectively as the "License Collateral");

     (v) The goodwill of such Company's business connected with and symbolized by such Company's Intellectual Property Collateral; and

     (vi) All cash and non-cash proceeds of the foregoing.

Anything in this Agreement to the contrary notwithstanding, the Intellectual Property Collateral shall not include, and no security interest, lien or pledge granted hereunder shall extend or attach to, any Company's rights (other than rights to payment) under any license agreements existing as of the date hereof that prohibit the grant of a security interest or lien therein or pledge to the extent, and only to the extent, that the terms prohibiting the grant of such security interest or lien or pledge have not been waived or consented to in writing by the licensor, lessor or other necessary person or entity

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     under such agreement.

3. Agent's Rights. Upon the occurrence of any Event of Default hereunder, Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable state or federal laws. Agent will give the Companies reasonable notice of the time and place of any public sale of the Intellectual Property Collateral or the time after which any private sale of the Intellectual Property Collateral or any other intended disposition thereof is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met by providing such notice as may be required pursuant to the Financing Agreement. A formal irrevocable power of attorney (in the form annexed hereto) is being executed and delivered by each Company to Agent concurrently with this Agreement to facilitate the exercise of such rights.

4. Fees. The Companies will pay all filing fees with respect to the recordation, filing and perfection of the security interest created hereby which Agent may deem necessary or advisable in order to perfect and maintain the perfection of its security interest in the Intellectual Property Collateral.

5. Representations and Warranties. Each Company represents and warrants: that such Company lawfully possesses and owns such Company's Intellectual Property Collateral and that except for the security interest granted hereby and Permitted Encumbrances (as defined in the Financing Agreement), such Company's Intellectual Property Collateral will be kept free from all liens, security interests, claims and encumbrances whatsoever; that such Company has not made or given any prior assignment, transfer or security interest in such Company's Intellectual Property Collateral or any of the proceeds thereof; that such Company's Intellectual Property Collateral is and will continue to be, in all respects, in full force and effect; and that there are no known infringements of such Company's Intellectual Property Collateral.

6. Defense of Claims. The Companies will, to the extent reasonably requested by Agent, defend at their own cost and expense any action, claim or proceeding affecting the Intellectual Property Collateral or the interest of Agent therein. The Companies agree to reimburse Agent for all reasonable costs and expenses incurred by Agent in defending any such action, claim or proceeding.

7. Rights Cumulative. This Agreement shall be in addition to the Financing Agreement and shall not be deemed to affect, modify or limit the Financing Agreement or any rights that Agent and the Lenders have under the Financing Agreement. Each Company agrees to execute and deliver to Agent (at the Company's expense) any further documentation or papers Agent reasonably deems necessary to carry out the intent or purpose of this Agreement including, but not limited to, financing statements under the Uniform Commercial Code. The rights and remedies of Agent and the Lenders arising under this Agreement, the Irrevocable Power of Attorney delivered by each Company in connection herewith, and the Financing Agreement are all subject to provisions of this Agreement and the Financing Agreement and the limitations of applicable law, including those relating to

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     the exercise of the rights of a secured party upon default under the
     Uniform Commercial Code. Nothing in this Agreement or in the Irrevocable Power of Attorney delivered by each Company in connection herewith shall be deemed to be a waiver by any Company of its rights under applicable law, including the Uniform Commercial Code.

8. Construction and Invalidity. Any provisions hereof contrary to, prohibited by or invalid under any laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof.

9. CHOICE OF LAW. EACH COMPANY AGREES THAT THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA. THIS AGREEMENT TOGETHER WITH THE FINANCING AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT OF EACH COMPANY AND AGENT AND THE LENDERS WITH RESPECT TO THE INTELLECTUAL PROPERTY COLLATERAL, CAN ONLY BE CHANGED OR MODIFIED IN WRITING AND SHALL BIND AND BENEFIT SUCH COMPANY, AGENT, THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. EACH COMPANY AND AGENT EACH HEREBY EXPRESSLY WAIVES ANY RIGHT OF TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER.

10. Events of Default. Any of the following constitutes an Event of Default under this Agreement:

     (i) Any warranty or representation made by a Company in this Agreement shall be or becomes false or misleading in any material respect; or

     (ii) The occurrence of any Event of Default under the Financing Agreement, which is not waived in writing by Agent or the Required Lenders.

11. Notices. Each Company covenants and agrees that, with respect to such Company's Intellectual Property Collateral, it will give Agent written notice in the manner provided in the Financing Agreement of:

     (i) any claim by a third party that such Company has infringed on the rights of a third party;

     (ii) any material infringement by a third party (known to an executive officer of the Company) on the rights of such Company; or

     (iii) any United States registered Patents, Trademarks, tradenames, service marks, Copyrights, brand names, trade names, logos and other trade designations acquired or applied for by such Company after the date hereof.


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12.  Further Assurances. Each Company will take any such action as Agent may reasonably require to further confirm or protect Agent's rights under this Agreement in the Intellectual Property Collateral. In furtherance thereof, each Company hereby grants to Agent the power of attorney, in the form attached hereto, coupled with an interest which shall be irrevocable during the term of this Agreement.


13. Termination. This Agreement shall terminate upon termination of the Financing Agreement and full, final and indefeasible payment of all Obligations of the Companies thereunder. Upon the Companies' request, Agent shall within a reasonable time after any such termination execute and deliver to the Companies (at the Companies' expense) such documents and instruments as are reasonably necessary to evidence such termination and release of the security interest granted herein on any applicable public record.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]


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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the 29th of March, 2001.


TWIN LABORATORIES INC.,
a Utah corporation

By: __________________________
Title:


ADVANCED RESEARCH PRESS, INC.,
a New York corporation

By: __________________________
Title:


CHANGES INTERNATIONAL, INC.,
a Florida corporation

By:_________________________
Title:


PR NUTRITION, INC.,
a  California corporation

By:_________________________
Title:


HEALTH FACTORS INTERNATIONAL, INC.,
a Delaware corporation

By:_________________________
Title:


BRONSON LABORATORIES, INC.,
a Delaware corporation

By:_________________________
Title:


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Agreed and Accepted this
29th  day of March, 2001


THE CIT GROUP/BUSINESS CREDIT, INC.


By:
    -------------------------------
Title:

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                          IRREVOCABLE POWER OF ATTORNEY


Each of the undersigned (hereinafter, each a "Company" and collectively, the "Companies"), hereby grants to The CIT Group/Business Credit, Inc., a New York corporation, with offices at 300 S. Grand Ave., 3rd Floor, Los Angeles, CA 90071 (hereinafter referred to as "Agent"), the exclusive Irrevocable Power of Attorney to transfer to Agent or to any designee of Agent all of each Company's Intellectual Property Collateral listed on the Schedules attached to the Grant of Security Interest in Patents, Trademarks and Licenses (the "Agreement"), dated as of the date hereof, between the Companies and Agent including, without limitation, all patents, patent applications and/or registrations, trademarks, trademark applications and/or registrations, copyrights, copyright applications and/or registrations, and licenses together with the goodwill of the business connected with or symbolized by such Intellectual Property Collateral and each Company's entire inventory of labels and decals bearing any trademarks not affixed to its products, and the right to operate and control, sell, assign, and transfer the business under those trademarks under the following terms and conditions:

     1. The Power of Attorney granted hereunder shall be effective as of the date hereof and shall last for as long as any now existing or hereafter arising indebtedness, liabilities or obligations of the Company to the Lenders are outstanding under the Financing Agreement, dated on or about the date hereof, between the Companies, Agent and the Lenders.

     2. The Power of Attorney granted herein shall be irrevocable throughout the duration of its life as specified in Paragraph 1 hereinabove;

     3. The Power of Attorney granted herein shall only be exercisable by Agent during the continuance of an Event of Default under the Agreement; and

     4. Agent shall provide the Company ten (10) days prior written notice of the exercise of this power.

[REMAINDER OF PAGE INTENTIONALLY BLANK]


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IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed as of the 29th of March, 2001.

TWIN LABORATORIES INC.,
a Utah corporation

By: __________________________
Title:


ADVANCED RESEARCH PRESS, INC.,
a New York corporation

By: __________________________
Title:


CHANGES INTERNATIONAL, INC.,
a Florida corporation

By:_________________________
Title:


PR NUTRITION, INC.,
a  California corporation

By:_________________________
Title:


HEALTH FACTORS INTERNATIONAL, INC.,
a Delaware corporation

By:_________________________
Title:


BRONSON LABORATORIES, INC.,
a Delaware corporation

By:_________________________
Title:


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STATE OF                   )
                           )
COUNTY OF                  )


     On ,            2001, before me, the undersigned, a notary public in and

for said State, personally appeared                     known to me to be the
                of, the corporation that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws and a resolution of its board of directors.


     WITNESS my hand and official seal.



                                       -----------------------------------------
                                       Notary Public


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              SCHEDULE A TO GRANT OF SECURITY INTEREST IN PATENTS,
                       TRADEMARKS, COPYRIGHTS AND LICENSES



                                  U.S. PATENTS


Title                            Patent No.                          Issue Date


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              SCHEDULE B TO GRANT OF SECURITY INTEREST IN PATENTS,
                       COPYRIGHTS TRADEMARKS AND LICENSES


                                 U.S. TRADEMARKS


Title or Mark                Registration No.          Registration Date




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              SCHEDULE C TO GRANT OF SECURITY INTEREST IN PATENTS,
                       TRADEMARKS, COPYRIGHTS AND LICENSES

                                 U.S. COPYRIGHTS


Copyright                     Registration No.            Registration Date





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